- Confidential - Investor Presentation 1Q24 Exhibit 99.1

Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially and adversely affect actual results, including statements regarding GEO’s financial guidance for the full-year of 2024, GEO’s focus on reducing net debt, future financial position, business strategy, and plans and objectives of management for future operations, and GEO’s assumptions regarding segment trends and government budgetary pressures. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” or “continue” or the negative of such words and similar expressions. Risks and uncertainties that could cause actual results to vary from current expectations and forward-looking statements contained in this presentation include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2024 given the various risks to which its business is exposed; (2) GEO’s ability to deleverage and repay, refinance or otherwise address its debt maturities in an amount and on terms commercially acceptable to GEO, and on the timeline it expects or at all; (3) GEO’s ability to identify and successfully complete any potential sales of company-owned assets and businesses on commercially advantageous terms on a timely basis, or at all; (4) changes in federal and state government policy, orders, directives, legislation and regulations that affect public-private partnerships with respect to secure, correctional and detention facilities, processing centers and reentry centers, including the timing and scope of implementation of President Biden’s Executive Order directing the U.S. Attorney General not to renew the U.S. Department of Justice contracts with privately operated criminal detention facilities; (5) changes in federal immigration policy; (6) public and political opposition to the use of public-private partnerships with respect to secure correctional and detention facilities, processing centers and reentry centers; (7) any continuing impact of the COVID-19 global pandemic on GEO, GEO’s ability to mitigate the risks associated with COVID-19, and the efficacy and distribution of COVID-19 vaccines; (8) GEO’s ability to sustain or improve company-wide occupancy rates at its facilities in light of any continuing impact of the COVID-19 global pandemic and policy and contract announcements impacting GEO’s federal facilities in the United States; (9) fluctuations in GEO’s operating results, including as a result of contract terminations, contract renegotiations, changes in occupancy levels and increases in GEO’s operating costs; (10) general economic and market conditions, including changes to governmental budgets and its impact on new contract terms, contract renewals, renegotiations, per diem rates, fixed payment provisions, and occupancy levels; (11) GEO’s ability to address inflationary pressures related to labor related expenses and other operating costs; (12) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (13) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (14) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (15) GEO’s ability to successfully pursue growth and continue to create shareholder value; (16) GEO’s ability to obtain financing or access the capital markets in the future on acceptable terms or at all; and (17) other risks and uncertainties described in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports, many of which are difficult to predict and outside of GEO’s control. The foregoing list of factors is not exhaustive. Except as required under applicable law, GEO does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA and other non-GAAP financial measures such as Net Debt and Net Leverage. The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in the Company’s industry, as other companies may define such measures differently. The non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, the Company’s financial results in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results.

Highlights - Attractive Investment Characteristics First Quarter Highlights 1Q24 Revenue of $605.7 Million 1Q24 Net Income of $22.7 Million 1Q24 Adjusted EBITDA of $117.6 Million 1Q24 results reflect higher revenues driven by higher occupancy levels at our USMS and ICE facilities, as well as higher revenues in our non-residential services, transportation, and international segments Successful Debt Refinancing Completed $1.7 Billion Debt Refinancing in April 2024 Continue to focus on further reducing net debt Attractive Equity Valuation Attractive equity valuation compared to peer group and similar diversified services companies. GEO stock currently trading at approximately 7.5x Enterprise Value to Adjusted EBITDA and at approximately 10% Free Cash Flow Yield

Financial Highlights Revenues ($ in millions) Net Income ($ in millions) Adjusted EBITDA ($ in millions) * 2024E Based on Mid-point of FY2024 Financial Guidance issued on May 7, 2024 *Reflects $86 million pre-tax Loss on Extinguishment of Debt in 2Q2024 as a result of GEO’s April 2024 debt refinancing.

Company Overview

Founded in 1984 Initial Public Offering (IPO) in 1994 Listed on NYSE in 1996 Included in Major Indexes: S&P 600 Russell 2000 18,000+ Employees Company History

Secure Residential Care ICE Processing Centers USMS Detention Facilities State Correctional and Rehabilitation Facilities Non-Secure Residential Care Residential Reentry Centers/Halfway Houses Non-Residential Services Day Reporting Centers Electronic Monitoring Services provided in US, Australia, UK, and South Africa Diversified Government Service Provider

Diversified U.S. Facility Footprint 49 GEO Secure Services Facilities 39 GEO Care Residential Facilities 8 Leased/Not Managed Facilities

International Services 4 International Facilities

GEO is a Leading Diversified Services Provider 81,000 40% 27,000 14% 17,000 8% GEO is a leading provider of diversified secure and community reentry services with a 40% share of the market 70,200 57,000 1,000 * Based on total beds including idle and under development for U.S. headquartered companies only Figures are an approximation based on company disclosures and websites 78,500 38% Bed Capacity

17.3 Million Sq. Ft. owned and/or managed 57,000 Owned/Leased Beds Economic Useful Life: 75+ Years Newer Facility Assets = 20-Year Avg. Age Difficult to Replace = High Barriers to Entry Difficult permitting and zoning Long development lead times High Capital Requirements $2 billion in book long-term assets with minimum targeted ROI of 13-15% Difficult to Replace Real Estate Riverbend Correctional & Rehabilitation Facility, GA Taylor Street Halfway House, CA Karnes County Immigration Processing Center, TX

Segment Trends

Available capacity at existing residential reentry centers Growth in Non-Residential Programs Demand for Diversified Government Services Segment Trends ICE USMS U.S. Southwest Border Crossings Alternatives To Detention Program Continued Capacity Needs Facilities strategically located to support USMS needs Aging State prison infrastructure Correctional Staffing challenges Reentry Services State Correctional Agencies

U.S. Immigration and Customs Enforcement FEDERAL SEGMENT Reentry Services Alternatives To Detention Program U.S. Southwest Border Crossings Source: U.S. Customs and Border Protection FY Southwest Land Border Encounters by Month (cbp.gov/newsroom/stats/southwest-land-border-encounters) Source: TRAC Alternatives to Detention Data (trac.syr.edu/immigration/detentionstats/atd_pop_table.html) and ICE Data (ice.gov/detain/detention-management)

In March 2024, Congress passed an appropriations bill for fiscal year 2024, which increased funding for ICE detention to 41,500 beds from the previously funded level of 34,000 beds. The appropriations bill also increased funding for Alternatives to Detention programs to approximately $470 million, an increase of approximately seven percent over the previously funded level of approximately $440 million. The appropriations process for fiscal year 2025, which starts on October 1, 2024, is expected to begin in June of 2024, with the U.S. House of Representatives considering Department of Homeland Security funding proposals at the end of June. Federal Appropriations Update

U.S. Immigration and Customs Enforcement Private Sector 90% Public Sector 10% ICE Processing Center Beds Breakdown * GEO 42% * Approximations based on contract guarantee bed counts Source: ICE Data (ice.gov/detain/detention-management) Other 58% Private Sector Beds ICE Processing Center Beds

U.S. Marshals Service (USMS)



Stable USMS Detention Populations
(2014 –2023)
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
55,170
51,777
51,316
50,317
55,776
61,435
61,421
63,687
63,679
60,923
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
~43%
Contractor
Beds

Source: 2014-2021 figures are taken from the USMS FY2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.)

Source: 2022 & 2023 Figures are based USMS FY2024 Performance Budget (https://www.justice.gov/d9/2023-03/usms_fpd_-_fy_2024_pb_narrative_-_omb_cleared_-_3-13-2023.pdf)

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Aging Public Prisons Source: Bureau of Justice Statistics; State DOC Websites Aging Public Prison Facilities are Costly and Less Safe Public Prison Facilities have Significant Deferred Maintenance Needs More than 200,000 Public Prison Beds are Older than Economic Useful Life of 75 years Close to 100,000 Public Prison Beds are 100+ Years Old GEO Prison Portfolio is Significantly Younger than States where we operate GEO Facilities have Average Age of 21 Years Avg. Age

Aging State and Federal Prison Infrastructure

- **The majority of Public Prison Facilities have Significant Deferred Maintenance Needs**
  - **According to a May 2023 DOJ OIG Report, the Federal Bureau of Prisons has approximately 123 facilities requiring an estimated $2 billion in maintenance costs**[1]
  - **In late 2018, it was estimated by CGL, a criminal justice consulting and construction firm, that more than 80% of U.S. state prisons are 20 years old or older, representing approximately $69 billion in replacement costs.**[2]
  - ***"…prisons built decades ago were never designed to deliver the services that are needed in today's environment."*** **– Kevin H. Kempf, Former Executive Director, Correctional Leaders Association**[3]

- **After decades of funding challenges, some states have begun to address their aging infrastructure needs with expensive prison construction projects**
  - ***New York City ($8 billion – 4,200 bed facility)***[5]
  - ***Indiana ($1.2 billion – 4,200-bed facility)***[4]
  - ***Alabama ($1 billion – 4,000-bed facility)***[4]
  - ***Fulton County, GA ($1.7 billion – 4,500-bed facility)***[6]
  - ***Nebraska ($350 million – 1,500-bed facility)***[4]

**Sources:*

1) *DOJ OIG Report on BOP Efforts to Maintain and Construct Institutions*
2) *Correctional News (September/October 2018)*
3) *Correctional Leaders Stress National Need for New Facilities (2021)*
4) *Billion-dollar prisons: why the US is pouring money into new construction*
5) *As Conditions Worsen at Rikers, New Commission Revives Push to Close It*
6) *Fulton County Reconsiders New $1.7B Jail*

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Available Beds in Inventory

Secure Services Facilities	Location	Ownership	Bed Count
D. Ray James Correctional Facility	GA	Owned	1,900
Flightline Correctional Facility	TX	Owned	1,800
North Lake Correctional Facility	MI	Owned	1,800
Big Spring Correctional Facility	TX	Owned	1,732
Rivers Correctional Facility	NC	Owned	1,450
Delaney Hall	NJ	Owned	1,200
Cheyenne Mountain Reentry Center*	CO	Owned	750
		SUBTOTAL	**10,632**
Non-Secure Reentry Facilities			
Coleman Hall	PA	Owned	350
McFarland Female Community Reentry Facility	CA	Owned	300
Hector Garza Center	TX	Owned	139
Other Facilities	Multiple	Owned	~800
		SUBTOTAL	**1,589**

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This facility is under a contract that has not yet been activated

Financial Overview

Financial Highlights * Reconciliation of Non-GAAP measures included in GEO’s 1Q24 Earnings Release & Supplemental Q1 2024 Q1 2023 Revenue $605,672 $608,209 Net Income $22,659 $27,994 Adjusted EBITDA* $117,643 $130,916 1Q24 Revenue of $605.7 Million 1Q24 Net Income of $22.7Million 1Q24 Adjusted EBITDA of $117.6 Million

Revenues by Segment GEO Care 28% GEO Secure Services 72% FY2023 Revenue = $2.41 Billion

Federal Government 62% Revenues By Customer (FY2023) Long-term relationships with top customers – 30+ Years with Federal Gov’t * Includes ICE Alternatives to Detention-ISAP Contract Diversified Long-Term, High-Quality Customer Relationships

FY2024 Guidance Net Income Attributable to GEO $55 Million - $75 Million + Net Interest Expense $185 Million - $190 Million + Loss on Extinguishment of Debt, pre-tax $86 Million + Income Taxes (including income tax provision on equity in earnings of affiliates) $15 Million - $19 Million + Depreciation and Amortization $125.5 Million – $126.5 Million + Non-Cash Stock Based Compensation $18.5 Million Adjusted EBITDA $485 Million - $515 Million Net Income Attributable to GEO Per Diluted Share $0.40 - $0.55 Adjust Net Income Per Diluted Share $0.87 - $1.02 Weighted Average Common Shares Outstanding - Diluted 137 Million CAPEX Growth $10 Million - $12 Million Technology $20 Million - $25 Million Facility Maintenance $45 Million - $48 Million Capital Expenditures $75 Million - $85 Million Total Debt, Net $1.675 Billion - $1.625 Billion Total Leverage, Net * 3.4x - 3.2x * Total Net Leverage is calculated using the midpoint of Adjusted EBITDA guidance range.

Environmental, Social & Governance (ESG) Overview

All Investment Grade Customers Required by Law to Pay on Time: 45-60 days No Receivables Problems Payment Schedule: Monthly Billing Majority of Contracts Include Fixed Monthly Payments Contract Terms: Average Length of 7-10 Years Customer Retention: In Excess of 90% High Quality Government Contracts

Lengthy Contracts Specifying all Service Requirements On-Site, Full-Time Customer Contract Monitors at Facilities in the U.S. Full-time GEO Compliance Monitors at Facilities in the U.S. Independent Contract Compliance Division Reporting Directly to the CEO, which Conducts Ongoing Comprehensive Facility Audits American Correctional Association Accreditation with Scores in Excess of 99% National Commission on Correctional Health Care Accreditation Highly Regulated / Professional Services

Periodic review of GEO’s bylaws, Code of Business Conduct and Ethics, and corporate governance guidelines Annual review of GEO’s Political Activities and Contributions Policy and Report Annual review of GEO’s political contributions and lobbying expenditures Board Oversight Human Rights Committee Annual review of Human Rights & ESG Report Periodic review of ESG initiatives Ongoing review of company’s treatment of those entrusted to its care Periodic review of GEO’s engagement with investors and external stakeholders Periodic reviews of GEO’s cyber security capabilities and privacy practices, periodic review of potential cyber vulnerabilities and remediation measures, if needed Risk management of cybersecurity threats Periodic review and evaluation of GEO’s environmental sustainability initiatives Cyber Security & Environmental Oversight Committee Nominating & Corporate Governance Committee Criminal Justice & Rehabilitation Committee Periodic review of GEO Continuum of Care Periodic review of in-custody rehabilitation programs Periodic review of reentry services and programs Periodic review of post-release support services Health Services Committee Periodic review of GEO’s health services operations, in the U.S. and internationally Periodic review of health services key performance indicators

To implement best practices that follow recognized global Human Rights standards and respect the dignity and basic human rights of all individuals in our care. To be a leading provider of enhanced in-custody rehabilitation programs and post-release support services through our award-winning GEO Continuum of Care ®. To provide quality support services that foster a safe and humane environment, deliver high-quality medical care, and adhere to independent accreditation standards. To provide development opportunities to our workforce and to instill an organizational culture rooted in diversity, inclusion, and respect. To advance environmental sustainability in our facilities by investing in energy conservation measures and following independent Green Building certification standards. GEO’s ESG Objectives

Diversity We are proud to be a diversified employer. Women comprise a majority of our domestic workforce and play a significant role in our leadership and management. Across GEO, under-represented minorities account for 69% of our U.S. workforce. Employee Training We have a robust training program for staff at all levels of the organization. In 2023, our U.S. Secure Services division completed approximately 1 million staff training hours Diversified Employer

GEO’s Environmental Sustainability Policy Statement is disclosed in Annual ESG Report. GEO also provides disclosures on energy consumption statistics, water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. New disclosures related to Sustainability Audits and Energy Improvements at select GEO facilities. As a result of these audits, GEO will invest approximately $25 million to retrofit, modify, and upgrade lighting, water, laundry, and HVAC systems at select Secure Services facilities. As of 2022, $13 million in energy improvement projects have been completed. Environmentally Responsible

Disclosures in our Human Rights and ESG Report demonstrate the high quality of medical services provided across GEO’s Secure Services facilities in the U.S. In 2022, our Secure Services Health Care Division oversaw nearly 575,000 medical encounters, including intake health screenings, physical exams, chronic care visits, off-site consultations, sick calls, dental visits, and mental health visits. Our facilities are highly rated by leading accreditation entities: World Class Health Care The American Correctional Association The Nation Commission of Correctional Health Care Source: 2022 GEO Human Rights and ESG Report

GEO Continuum of Care® focuses on integrating in-custody evidence-based rehabilitation with post-release services aimed at reducing recidivism. GEO Continuum of Care®: Rehabilitator of Lives GEO Continuum of Care 2023 Milestones: Completed approximately 4.6 million hours of rehabilitation programming Awarded approximately 3,100 GEDs and high school equivalency degrees Awarded over 9,200 vocational training certifications Awarded approximately 8,100 substance abuse treatment completions Achieved over 46,000 behavioral program completions and more than 36,000 individual cognitive behavioral sessions Provided Post-Release support services to more than 3,100 individuals with over 700 attaining employment. Since 2016, GEO has allocated approximately $9.6 million in grants to returning citizens to assist them with community needs.

Appendix

Capital Structure (as of June 2024)

Asset Value (as of June 2024) Note: Pro forma for refinancing activity that occurred in Q2-24 Based on internal valuation of replacement cost for facilities. Secure services and youth facilities valued at $75,000 per bed ; Re-entry facilities valued at $50,000 per bed Cost basis for real property is $2,853 million and NBV of real property $1,851 million Estimated based upon historical asset sales Excludes Headquarters’ Mortgage

Income Statement

Balance Sheet